                                                                      EXHIBIT 23

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Annual Report (Form 10-K) of The Sherwin-Williams Company of our reports dated February 10, 2005, with respect to the consolidated financial statements of The Sherwin-Williams Company and The Sherwin-Williams Company management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of The Sherwin-Williams Company, included in the 2004 Annual Report to Shareholders of The Sherwin-Williams Company.

Our audits also included the financial statement schedule of The
Sherwin-Williams Company listed in Item 15(a). This schedule is the responsibility of The Sherwin-Williams Company management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We consent to the incorporation by reference in the following Registration Statements of our reports dated February 10, 2005, with respect to the consolidated financial statements of The Sherwin-Williams Company and with respect to The Sherwin-Williams Company management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting of The Sherwin-Williams Company, incorporated by reference herein, and our report included in the preceding paragraph with respect to the financial statement schedule of The Sherwin-Williams Company included in this Annual Report (Form 10-K) of The Sherwin-Williams Company:

REGISTRATION
   NUMBER                                  DESCRIPTION
   ------                                  -----------
333-105211     The Sherwin-Williams Company Employee Stock Purchase and Savings Plan Form
                   S-8 Registration Statement

333-101229     The Sherwin-Williams Company 2003 Stock Plan Form S-8 Registration
                   Statement

333-66295      The Sherwin-Williams Company Deferred Compensation Savings Plan, The
                   Sherwin-Williams Company Key Management Deferred Compensation
                   Plan and The Sherwin-Williams Company Director Deferred Fee Plan
                   Form S-8 Registration Statement

333-61735      The Sherwin-Williams Company Form S-3 Registration Statement

333-41659      The Sherwin-Williams Company Form S-3 Registration Statement

333-25671      The Sherwin-Williams Company 1997 Stock Plan for Nonemployee
                   Directors Form S-8 Registration Statement

333-25669      The Sherwin-Williams Company 1994 Stock Plan Form S-8 Registration
                   Statement

333-25607      The Sherwin-Williams Company Form S-4 Registration Statement

333-01093      The Sherwin-Williams Company Form S-3 Registration Statement

333-00725      The Sherwin-Williams Company Form S-4 Registration Statement

33-52227       The Sherwin-Williams Company 1994 Stock Plan Form S-8 Registration
                   Statement

33-22705       The Sherwin-Williams Company Form S-3 Registration Statement

Cleveland, Ohio
March 4, 2005